JPMORGAN TRUST I

JPMorgan Access Balanced Fund
JPMorgan Access Growth Fund
(All Share Classes)

Supplement dated December 8, 2009
to the Prospectuses dated August 18, 2009, as supplemented

Effective immediately, the following information supersedes any information to the contrary relating to the JPMorgan Access Balanced Fund and the JPMorgan Access Growth Fund (the “Funds”), including any prior supplements. The portfolio manager information for the Funds in the section titled “The Fund’s Management and Administration” under the subheading “The Portfolio Managers” is hereby deleted in its entirety and replaced by the following:

The senior portfolio management team consists of Richard Madigan, Managing Director and Chief Investment Officer of JPMorgan Chase Bank, N.A. and Head of the Access Funds Investment Team at J.P. Morgan Private Investments Inc.; Stephen Parker, Vice President; Juan Etinger, Vice President; and Ken Louie, Vice President. The team is led by Mr. Madigan who, in addition to Mr. Louie and Mr. Parker, formulates the asset allocation strategy for each of the Funds, as well as determines which of the underlying investment strategies should be used as investments in the portfolio. In addition to being the Chief Investment Officer for the JPMorgan Global Access Portfolios since 2005, Mr. Madigan is also a senior member of the J.P. Morgan Private Bank Strategy Team responsible for the development of investment strategy, including tactical and strategic asset allocation for over $600 billion in high net worth client assets. Prior to joining JPMorgan in 2002, Mr. Madigan was Head of Emerging Markets Investments and Portfolio Manager at Offitbank, a New York-based wealth management boutique from 1998-2002, where he managed in excess of $1 billion in both on and offshore portfolios, including the firm’s flagship emerging markets mutual fund. Mr. Louie is an investment strategist on the Global Markets Strategy Team at J.P. Morgan Private Bank and has served as a portfolio manager for the JPMorgan Global Access Portfolios since 2009. An employee since 1990, Mr. Louie previously managed over $6 billion in high net worth and private foundation assets at Global Wealth Management. Mr. Parker has served as portfolio manager for the JPMorgan Global Access Portfolios since 2007. An employee since 2001, Mr. Parker previously worked on the Investment Strategy Team supporting the Chief Investment Officer of J.P. Morgan Private Bank. Mr. Etinger has been at the J.P. Morgan Private Bank since 2003 and a member of the portfolio management team for the JPMorgan Global Access Portfolios, as well as Investment Strategist on the Global Markets Strategy Team at J.P. Morgan Private Bank, since 2005.

In addition, effectively immediately, the following information supersedes any information to the contrary relating to the JPMorgan Access Balanced Fund and the JPMorgan Access Growth Fund (the “Funds”) including any prior supplements. The sales charge table for the Funds under the subheading “Sales Charges — Class A Shares” in the section titled “How To Do Business with the Fund” is hereby deleted in its entirety and replaced with the following:

TOTAL SALES CHARGES FOR THE FUND

Amount of Purchases	Sales Charge as a % of the Offering Price	Sales Charge as a % of Your Investment	Commission as a % of Offering Price
Less than $100,000	4.50	4.71	4.05
$100,000 – $249,999	3.50	3.63	3.05
$250,000 – $499,999	2.50	2.56	2.05
$500,000 – $999,999	2.00	2.04	1.60
$1,000,000 or more*	NONE	NONE	**

1	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

*	There are no front-end sales charges for investments of $1 million or more in the Fund.

SUP-ACCESS-PM-1209

**	If you purchase $1 million or more of Class A Shares of the Fund and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A Shares of the Fund during the first 12 months after purchase or 0.50% if you redeem any or all of the Class A Shares of the Fund between 12 and 18 months after purchase. The charges apply unless the Distributor receives notice before you invest indicating that your Financial Intermediary is waiving its commission. Such charges apply to exchanges into money market funds. If you exchange your Class A Shares for Class A Shares of a non-money market fund, you will not be charged at the time of the exchange but (1) your new Class A Shares will be subject to the charges specified above applicable to the Fund from which you exchanged, and (2) the current holding period for your exchanged Class A Shares will carry over to your new shares. The Distributor may make a payment to Financial Intermediaries for your cumulative investments of $1 million or more of Class A Shares. These commissions are paid at the rate of up to 1.00% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

JPMORGAN TRUST I

JPMorgan Access Balanced Fund
JPMorgan Access Growth Fund
(All Share Classes)

Supplement dated December 8, 2009
to the Statement of Additional Information dated August 18, 2009, as supplemented

The following section replaces the information contained in the Statement of Additional Information, dated August 18, 2009, as supplemented, under the heading “Portfolio Managers” with respect to the JPMorgan Access Balanced Fund and the JPMorgan Access Growth Fund:

Portfolio Managers’ Other Accounts Managed

The following table shows information regarding all of the other accounts managed by each portfolio manager as of October 31, 2009:

Non-Performance Based Fee Advisory Accounts

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)
Access Balanced Fund
Richard Madigan, Jr.	2	$ 1,017	6	$ 2,752	0	$ 0
Ken Louie	2	$ 1,017	6	$ 2,752	0	$ 0
Stephen Parker	2	$ 1,017	6	$ 2,752	0	$ 0
Juan Etinger	2	$ 1,017	6	$ 2,752	0	$ 0
Access Growth Fund
Richard Madigan, Jr.	2	$ 1,017	6	$ 2,752	0	$ 0
Ken Louie	2	$ 1,017	6	$ 2,752	0	$ 0
Stephen Parker	2	$ 1,017	6	$ 2,752	0	$ 0
Juan Etinger	2	$ 1,017	6	$ 2,752	0	$ 0

The following table shows information on the other accounts managed by each portfolio manager that have advisory fees wholly or partly based on performance as of October 31, 2009:

Performance Based Fee Advisory Accounts

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)
Access Balanced Fund
Richard Madigan, Jr.	0	$ 0	8	$ 2,523	0	$ 0
Ken Louie	0	$ 0	8	$ 2,523	0	$ 0
Stephen Parker	0	$ 0	8	$ 2,523	0	$ 0
Juan Etinger	0	$ 0	8	$ 2,523	0	$ 0
Access Growth Fund
Richard Madigan, Jr.	0	$ 0	8	$ 2,523	0	$ 0
Ken Louie	0	$ 0	8	$ 2,523	0	$ 0
Stephen Parker	0	$ 0	8	$ 2,523	0	$ 0
Juan Etinger	0	$ 0	8	$ 2,523	0	$ 0

SUP-SAI-ACC-PM-1209

The following information is in addition to the information regarding Richard Madigan, Jr., Stephen Parker and Juan Etinger contained in the Statement of Additional Information, dated August 18, 2009, under the heading “Ownership of Securities” with respect to the JPMorgan Access Balanced Fund and the JPMorgan Access Growth Fund:

Portfolio Managers — Ownership of Securities

The following table shows information regarding the ownership of securities of the JPMorgan Access Balanced Fund and the JPMorgan Access Growth Fund by Ken Louie as of October 31, 2009:

Aggregate Dollar Range of Securities in the Portfolio
	None	$1– $10,000	$10,001– $50,000	$50,001– $100,000	$100,001– $500,000	$500,001– $1,000,000	Over $1,000,000
Access Balanced Fund
Ken Louie	X
Access Growth Fund
Ken Louie	X

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE